Exhibit 99.1
Fabrinet Announces First Quarter Fiscal Year 2023 Financial Results
•Record First Quarter Revenue of $655.4 Million Exceeds Guidance
•Record GAAP and Non-GAAP Net Income per Share Exceeds Guidance
BANGKOK, Thailand – November 7, 2022 – Fabrinet (NYSE: FN), a leading provider of advanced optical packaging and precision optical, electro-mechanical and electronic manufacturing services to original equipment manufacturers of complex products, today announced its financial results for its first quarter of fiscal year 2023 ended September 30, 2022.

Seamus Grady, Chief Executive Officer of Fabrinet, said, “We delivered strong revenue that exceeded our guidance and executed well to produce robust margins, particularly for a first quarter. This performance, combined with favorable foreign exchange tailwinds helped produce earnings per share that were well above the high-end of our guidance range. We are optimistic that favorable demand trends and our track record of execution will extend into the second quarter to produce another quarter of strong financial results.”
First Quarter Fiscal Year 2023 Financial Highlights
GAAP Results
•Revenue for the first quarter of fiscal year 2023, a 14-week quarter, was $655.4 million, compared to $543.3 million for the first quarter of fiscal year 2022, a 13-week quarter.
•GAAP net income for the first quarter of fiscal year 2023 was $64.6 million, compared to $44.7 million for the first quarter of fiscal year 2022.
•GAAP net income per diluted share for the first quarter of fiscal year 2023 was $1.76, compared to $1.20 for the first quarter of fiscal year 2022.
Non-GAAP Results
•Non-GAAP net income for the first quarter of fiscal year 2023 was $72.4 million, compared to $54.2 million for the first quarter of fiscal year 2022.
•Non-GAAP net income per diluted share for the first quarter of fiscal year 2023 was $1.97, compared to $1.45 for the first quarter of fiscal year 2022.
Business Outlook
Based on information available as of November 7, 2022, Fabrinet is issuing guidance for its second quarter of fiscal year 2023, a 13-week quarter ending December 30, 2022, as follows:
•Fabrinet expects second quarter revenue to be in the range of $640 million to $660 million.
•GAAP net income per diluted share is expected to be in the range of $1.67 to $1.74, based on approximately 37.6 million fully diluted shares outstanding.
•Non-GAAP net income per diluted share is expected to be in the range of $1.86 to $1.93, based on approximately 37.6 million fully diluted shares outstanding.
Conference Call Information

What:	Fabrinet First Quarter Fiscal Year 2023 Financial Results Call
When:	November 7, 2022
Time:	5:00 p.m. ET
Live Call and Replay:	https://investor.fabrinet.com/events-and-presentations/events
A recorded version of this webcast will be available approximately two hours after the call and accessible at http://investor.fabrinet.com. The webcast will be archived on Fabrinet’s website for a period of one year.

About Fabrinet
Fabrinet is a leading provider of advanced optical packaging and precision optical, electro-mechanical, and electronic manufacturing services to original equipment manufacturers of complex products, such as optical communication components, modules and subsystems, automotive components, medical devices, industrial lasers and sensors. Fabrinet offers a broad range of advanced optical and electro-mechanical capabilities across the entire manufacturing process, including process design and engineering, supply chain management, manufacturing, advanced packaging, integration, final assembly and testing. Fabrinet focuses on production of high complexity products in any mix and any volume. Fabrinet maintains engineering and manufacturing resources and facilities in Thailand, the United States of America, the People’s Republic of China, Israel and the
United Kingdom. For more information visit: www.fabrinet.com.
Forward-Looking Statements
“Safe Harbor” Statement Under U.S. Private Securities Litigation Reform Act of 1995
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include: (1) our optimism that favorable demand trends will continue and we will be able to achieve strong financial results in the second quarter of fiscal year 2023; and (2) all of the statements under the “Business Outlook” section regarding our expected revenue, GAAP and non-GAAP net income per share, and fully diluted shares outstanding for the second quarter of fiscal year 2023. These forward-looking statements involve risks and uncertainties, and actual results could vary materially from these forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the effects of the COVID-19 pandemic on our business, particularly the possibility of (1) the growing global economic downturn, (2) extended shutdowns at any of our manufacturing facilities, especially if the pandemic intensifies or returns in various geographic areas, (3) continued disruption to our supply chain, which could increase our costs and affect our ability to procure parts and materials, especially if the pandemic intensifies or returns in various geographic areas, and (4) regional downward demand adjustments from our customers, particularly those in areas affected by the pandemic; less customer demand for our products and services than forecasted; less growth in the optical communications, industrial lasers and sensors markets than we forecast; difficulties expanding into additional markets, such as the semiconductor processing, biotechnology, metrology and materials processing markets; increased competition in the optical manufacturing services markets; difficulties in delivering products and services that compete effectively from a price and performance perspective; our reliance on a small number of customers and suppliers; difficulties in managing our operating costs; difficulties in managing and operating our business across multiple countries (including Thailand, the People’s Republic of China, Israel, the U.S. and the U.K.); and other important factors as described in reports and documents we file from time to time with the Securities and Exchange Commission (SEC), including the factors described under the section captioned “Risk Factors” in our Annual Report on Form 10-K filed with the SEC on August 16, 2022. We disclaim any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.
Use of Non-GAAP Financials
We refer to the non-GAAP financial measures cited above in making operating decisions because they provide meaningful supplemental information regarding our ongoing operational performance. Non-GAAP net income excludes: share-based compensation expenses; depreciation of fair value uplift; amortization of intangibles; severance payment and others; other expenses in relation to reduction in workforce; and amortization of deferred debt issuance costs. We have excluded these items in order to enhance investors’ understanding of our underlying operations. The use of these non-GAAP financial measures has material limitations because they should not be used to evaluate our company without reference to their corresponding GAAP financial measures. As such, we compensate for these material limitations by using these non-GAAP financial measures in conjunction with GAAP financial measures.
These non-GAAP financial measures are used to: (1) measure company performance against historical results, (2) facilitate comparisons to our competitors’ operating results, and (3) allow greater transparency with respect to information used by management in making financial and operational decisions. In addition, these non-GAAP financial measures are used to measure company performance for the purposes of determining employee incentive plan compensation.
Investor Contact:
Garo Toomajanian
ir@fabrinet.com

FABRINET
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)

(in thousands of U.S. dollars, except share data and par value)	September 30, 2022	June 24, 2022
Assets
Current assets
Cash and cash equivalents	$255,260	$197,996
Short-term restricted cash	—	220
Short-term investments	244,536	280,157
Trade accounts receivable, net of allowance for doubtful accounts of $1,177 and $1,271, respectively	462,352	439,330
Contract assets	14,220	13,464
Inventories	528,050	557,145
Prepaid expenses	15,466	11,626
Other current assets	32,029	25,233
Total current assets	1,551,913	1,525,171
Non-current assets
Long-term restricted cash	141	149
Property, plant and equipment, net	294,877	292,277
Intangibles, net	3,348	3,508
Operating right-of-use assets	3,247	4,084
Deferred tax assets	10,200	9,800
Other non-current assets	663	652
Total non-current assets	312,476	310,470
Total Assets	$1,864,389	$1,835,641
Liabilities and Shareholders’ Equity
Current liabilities
Long-term borrowings, current portion, net	$12,156	$12,156
Trade accounts payable	409,414	439,684
Fixed assets payable	12,541	9,085
Contract liabilities	6,348	1,982
Finance lease liability, current portion	9	10
Operating lease liabilities, current portion	2,305	2,319
Income tax payable	2,771	2,898
Accrued payroll, bonus and related expenses	22,103	20,374
Accrued expenses	32,556	24,758
Other payables	26,152	25,221
Total current liabilities	526,355	538,487
Non-current liabilities
Long-term borrowings, non-current portion, net	9,117	15,202
Deferred tax liability	6,609	6,001
Finance lease liability, non-current portion	65	75
Operating lease liability, non-current portion	647	1,476
Severance liabilities	17,892	18,384
Other non-current liabilities	1,338	2,334
Total non-current liabilities	35,668	43,472
Total Liabilities	562,023	581,959

Shareholders’ equity
Preferred shares (5,000,000 shares authorized, $0.01 par value; no shares issued and outstanding as of September 30, 2022 and June 24, 2022)	—	—
Ordinary shares (500,000,000 shares authorized, $0.01 par value; 39,245,547 shares and 39,048,700 shares issued at September 30, 2022 and June 24, 2022, respectively; and 36,586,553 shares and 36,436,683 shares outstanding at September 30, 2022 and June 24, 2022, respectively)	392	390
Additional paid-in capital	187,899	196,667
Less: Treasury shares (2,658,994 shares and 2,612,017 shares as of September 30, 2022 and June 24, 2022, respectively)	(152,158)	(147,258)
Accumulated other comprehensive income (loss)	(15,058)	(12,793)
Retained earnings	1,281,291	1,216,676
Total Shareholders’ Equity	1,302,366	1,253,682
Total Liabilities and Shareholders’ Equity	$1,864,389	$1,835,641

FABRINET
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (unaudited)

	Three Months Ended
(in thousands of U.S. dollars, except per share data)	September 30, 2022	September 24, 2021
Revenues	$655,429	$543,322
Cost of revenues	(572,673)	(479,725)
Gross profit	82,756	63,597
Selling, general and administrative expenses	(20,565)	(20,587)
Operating income	62,191	43,010
Interest income	1,559	761
Interest expense	(391)	(36)
Foreign exchange gain (loss), net	2,085	1,772
Other income (expense), net	(141)	(260)
Income before income taxes	65,303	45,247
Income tax expense	(688)	(596)
Net income	64,615	44,651
Other comprehensive income (loss), net of tax:
Change in net unrealized gain (loss) on available-for-sale securities	(1,461)	(213)
Change in net unrealized gain (loss) on derivative instruments	(1,218)	(1,217)
Change in net retirement benefits plan – prior service cost	168	198
Change in foreign currency translation adjustment	246	(164)
Total other comprehensive income (loss), net of tax	(2,265)	(1,396)
Net comprehensive income	$62,350	$43,255
Earnings per share
Basic	$1.77	$1.21
Diluted	$1.76	$1.20
Weighted-average number of ordinary shares outstanding (thousands of shares)
Basic	36,528	36,877
Diluted	36,758	37,328

FABRINET
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited)

	Three Months Ended
(in thousands of U.S. dollars)	September 30, 2022	September 24, 2021
Cash flows from operating activities
Net income for the period	$64,615	$44,651
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	11,055	9,535
(Gain) loss on disposal and impairment of property, plant and equipment	(9)	(98)
(Gain) loss from sales and maturities of available-for-sale securities	92	(13)
Amortization of discount (premium) of short-term investment	442	1,109
Amortization of deferred debt issuance costs	8	8
(Reversal of) allowance for doubtful accounts	(91)	(1)
Unrealized loss (gain) on exchange rate and fair value of foreign currency forward contracts	(386)	(1,436)
Amortization of fair value at hedge inception of interest rate swaps	(191)	(268)
Share-based compensation	7,723	9,292
Deferred income tax	(219)	(104)
Other non-cash expenses	(447)	257
Changes in operating assets and liabilities
Trade accounts receivable	(23,625)	(10,160)
Contract assets	(756)	(1,242)
Inventories	28,808	(43,135)
Other current assets and non-current assets	(10,756)	(1,054)
Trade accounts payable	(29,774)	27,541
Contract liabilities	4,366	75
Income tax payable	(276)	(747)
Severance liabilities	617	893
Other current liabilities and non-current liabilities	9,438	1,808
Net cash provided by operating activities	60,634	36,911
Cash flows from investing activities
Purchase of short-term investments	(25,609)	(78,101)
Proceeds from sales of short-term investments	30,000	19,463
Proceeds from maturities of short-term investments	29,236	43,791
Purchase of property, plant and equipment	(10,258)	(32,522)
Purchase of intangibles	(11)	(311)
Proceeds from disposal of property, plant and equipment	9	145
Net cash used in investing activities	23,367	(47,535)
Cash flows from financing activities
Repayment of long-term borrowings	(6,094)	(3,047)
Repayment of finance lease liability	(2)	—
Repurchase of ordinary shares	(4,900)	—
Withholding tax related to net share settlement of restricted share units	(16,489)	(19,065)
Net cash used in financing activities	(27,485)	(22,112)
Net increase (decrease) in cash, cash equivalents and restricted cash	$56,516	$(32,736)
Movement in cash, cash equivalents and restricted cash
Cash, cash equivalents and restricted cash at the beginning of period	$198,365	$303,123
Increase (decrease) in cash, cash equivalents and restricted cash	56,516	(32,736)
Effect of exchange rate on cash, cash equivalents and restricted cash	520	(321)
Cash, cash equivalents and restricted cash at the end of period	$255,401	$270,066
Non-cash investing and financing activities
Construction, software and equipment-related payables	$12,541	$24,174

FABRINET
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited) (Continued)
The following table provides a reconciliation of cash, cash equivalents and restricted cash reported within the condensed consolidated balance sheets that sum to the total of the same amounts shown in the condensed consolidated statements of cash flows:

	As of
(in thousands)	September 30, 2022	September 24, 2021
Cash and cash equivalents	$255,260	$269,911
Restricted cash	141	155
Cash, cash equivalents and restricted cash	$255,401	$270,066

FABRINET
RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES

	Three Months Ended
	September 30, 2022		September 24, 2021
(in thousands of U.S. dollars, except share data)	Net income	Diluted EPS	Net income	Diluted EPS
GAAP measures	$64,615	$1.76	$44,651	$1.20
Items reconciling GAAP net income & EPS to non-GAAP net income & EPS:
Related to cost of revenues:
Share-based compensation expenses	1,915	0.05	1,975	0.05
Depreciation of fair value uplift	—	—	92	0.00
Total related to gross profit	1,915	0.05	2,067	0.05
Related to selling, general and administrative expenses:
Share-based compensation expenses	5,808	0.16	7,317	0.20
Amortization of intangibles	83	0.00	119	0.00
Total related to selling, general and administrative expenses	5,891	0.16	7,436	0.20
Related to other incomes and other expenses:
Amortization of deferred debt issuance costs	8	0.00	8	0.00
Total related to other incomes and other expenses	8	0.00	8	0.00
Total related to net income & EPS	7,814	0.21	9,511	0.25
Non-GAAP measures	$72,429	$1.97	$54,162	$1.45
Shares used in computing diluted net income per share
GAAP diluted shares		36,758		37,328
Non-GAAP diluted shares		36,758		37,328

FABRINET
RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO FREE CASH FLOW

(in thousands)	Three Months Ended
	September 30, 2022	September 24, 2021
Net cash provided by operating activities	$60,634	$36,911
Less: Purchase of property, plant and equipment	(10,258)	(32,522)
Non-GAAP free cash flow	$50,376	$4,389

FABRINET
GUIDANCE FOR QUARTER ENDING DECEMBER 30, 2022
RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES

Diluted EPS
GAAP net income per diluted share:	$1.67 to $1.74
Related to cost of revenues:
Share-based compensation expenses	0.05
Total related to gross profit	0.05
Related to selling, general and administrative expenses:
Share-based compensation expenses	0.14
Total related to selling, general and administrative expenses	0.14
Total related to net income & EPS	0.19
Non-GAAP net income per diluted share	$1.86 to $1.93